FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)  December 30, 2004
                                                         -----------------

                             HENNESSY ADVISORS, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

         California                     000-49872                68-0176227
         ----------                     ---------                ----------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

       750 Grant Avenue, Suite 100                                94945
            Novato, California                                    -----
            ------------------
 (Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number including area code: (415) 899-1555
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01    Changes In Registrant's Certifying Accountant


On December 30, 2004, Hennessy Advisors, Inc. ("Hennessy") dismissed its auditors, Pisenti & Brinker, LLP ("Pisenti"), and appointed Stonefield Josephson, Inc., as its new independent auditors, effective December 30, 2004. This change was approved by the Audit Committee of Hennessy's Board of Directors.

During Hennessy's two most recent fiscal years ended September 30, 2004, and the subsequent interim period through the date of Pisenti's dismissal, there were no disagreements between Hennessy and Pisenti on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Pisenti's satisfaction, would have caused Pisenti to make reference to the subject matter of the disagreement in connection with its reports.

The audit reports of Pisenti on the financial statements of Hennessy as of and for the fiscal years ended September 30, 2004 and September 30, 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

Item 9.01  Financial Statements and Exhibits

(c)      Exhibits

16 Letter of Pisenti & Brinker, LLP regarding change in certifying accountant to be supplied by amendment

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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        HENNESSY ADVISORS, INC.
                                        (registrant)



January 6, 2005                         By:   /s/ Teresa M. Nilsen
                                           -------------------------------------
                                              Teresa M. Nilsen
                                              Chief Financial Officer and
                                              Executive Vice President










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